UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2009

__________________________________________

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Previous independent accountant

On April 27, 2009, Lakeland Industries, Inc. (the “Company”) notified Holtz Rubenstein Reminick LLP (“Holtz”) that effective April 27, 2009 the Company decided to dismiss Holtz as the Company’s independent registered public accounting firm. The decision to dismiss Holtz was made and approved by the Audit Committee of the Board of Directors.

The audit reports of Holtz on the Company’s financial statements for the fiscal years ended January 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period through April 27, 2009, the Company had no disagreements with Holtz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction would have caused Holtz to make reference to the subject matter of the disagreement in connection with its reports.

As reported in the Auditors Report on Internal Controls over Financial Reporting included in the Company’s Forms 10-K for the fiscal years ended January 31, 2009 and 2008, Holtz advised the Company that certain of its internal controls over financial reporting were not effective.

The Company has provided Holtz with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that Holtz furnish the Company with a letter addressed to the SEC stating whether Holtz agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of Holtz’s letter dated April 28, 2009 is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountant

Effective as of April 27 2009, the Company engaged Warren, Averett, Kimbrough & Marino LLC (“Warren Averett”) as its new independent registered public accounting firm. The decision to engage Warren Averett was made and approved by the Audit Committee of the Board of Directors.

During the two most recent fiscal years and through April 27, 2009, the Company has not consulted with Warren Averett regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(iv) of Regulation S-K).

ITEM 9.01                                Financial Statements and Exhibits

 (d) Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date April 28, 2009	/s/ Gary Pokrassa
Gary Pokrassa
Chief Financial Officer

Exhibit Index

Exhibit	Description

16.1	Letter of Holtz Rubenstein Reminick LLP dated April 28, 2009